ACQUISITION AFTER BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
ACQUISITION AFTER BALANCE SHEET DATE
ACQUISITION AFTER BALANCE SHEET DATE

In February 2016, we agreed to acquire (the “Tundra Acquisition”) from Golar 100% of the interests in the company (“Tundra Corp”) that is the disponent owner and operator of the Golar Tundra, an FSRU, for a purchase price of $330.0 million less approximately $230.0 million of net lease obligations under the Tundra Lease and net working capital adjustments. The Golar Tundra is subject to a time charter (the “Golar Tundra Time Charter”) with West Africa Gas Limited (“WAGL”), a company jointly owned by the Nigerian National Petroleum Corporation and Sahara Energy Resource Ltd, for an initial term of five years, which may be extended for an additional five years at WAGL’s option. The Golar Tundra is due to commence operations under the Golar Tundra Time Charter in the second quarter of 2016.

In connection with the Tundra Acquisition, we will enter into an agreement with Golar pursuant to which Golar will pay to us a daily fee plus operating expenses, aggregating approximately $2.6 million per month, for the right to use the FSRU from the date of the closing of the Tundra Acquisition until the date that the Golar Tundra commences operations under the Golar Tundra Time Charter. In return we will remit to Golar any hire income received with respect to the Golar Tundra during this period. If for any reason the Golar Tundra Time Charter has not commenced by the 12 month anniversary of the closing of the Tundra Acquisition, we shall have the right to require that Golar repurchase the shares of Tundra Corp at a price equal to the purchase price (the “Tundra Put Option”).

In February 2016, we paid a $30 million deposit to Golar towards the total purchase price of the Tundra Acquisition. We intend to pay the remaining portion of the cash purchase price using borrowings under the $800 million credit facility.